UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. ___)

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐  Preliminary Proxy Statement

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☒  Definitive Proxy Statement

☐  Definitive Additional Materials

☐  Soliciting Material Pursuant to §240.14a-12

Home Federal Bancorp, Inc. of Louisiana
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒  No fee required.

☐  Fee paid previously with preliminary materials.

☐  Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

October 9, 2026

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Home Federal Bancorp, Inc. of Louisiana.  The meeting will be held at Home Federal Bancorp’s principal office located at 624 Market Street, Shreveport, Louisiana, on Wednesday, November 18, 2026, at 10:00 a.m., Central Time. The matters to be considered by shareholders at the annual meeting are described in the accompanying materials.

It is very important that you be represented at the annual meeting regardless of the number of shares you own or whether you are able to attend the meeting in person.  We urge you to mark, sign, date and return your proxy card today in the envelope provided or vote over the Internet or by telephone even if you plan to attend the annual meeting.  This will not prevent you from voting in person at the annual meeting but will ensure that your vote is counted if you are unable to attend.

Your continued support of and interest in Home Federal Bancorp, Inc. of Louisiana is sincerely appreciated.

Very truly yours,
James R. Barlow Chairman of the Board, President and Chief Executive Officer

HOME FEDERAL BANK

A Better Way

Home Federal Bank
Dixie
Willow Chute
Sentell
Bellevue
Pace
Gilark
HOME FEDERAL BANK
Minden
Dixie Inn
Home Federal Bank
Blanchard
Princeton
Home Federal Bank
Home Federal Bank
AUDREY PARK
WHITEHURST
Bodcau
Doyline
Sibley
Dubberly
Lake View
Home Federal Bank
ALLENDALE-LAKESIDE
HIGHLAND STONER HILL
BARKSDALE AFB
WESTERN HILLS AND YARBOROUGH SUBDIVISION
Home Federal Bank
Yellow Pine
Noles Landing
Oakland
HOME FEDERAL BANK
MOORETOWN
Red River National Wildlife Refuge
Sligo
CEDAR GROVE
Lake Bistineau State Park
AIRPORT PINES ROAD
Koran
Home Federal Bank
Taylortown
Home Office
Branch Office

Home Office				
222 Florida Street Shreveport, LA 71105				
		Branch Offices		
Minden 412 Homer Road Minden, LA 71055	**Stockwell** 7964 E. Texas Street Bossier City, LA 71111	**Northwood** 5841 North Market Street Shreveport, LA 71107	**Downtown** 624 Market Street Shreveport, LA 71101	**Youree Drive** 6363 Youree Drive Shreveport, LA 71105
Pierremont 925 Pierremont Road Shreveport, LA 71106	**Huntington** 6903 Pines Road Shreveport, LA 71129	**Benton** 104 Sibley Street Benton, LA 71006	**Southern Hills** 9449 Mansfield Road Shreveport, LA 71118	**Viking Drive** 2555 Viking Drive Bossier City, LA 71111

ANNUAL MEETING DRIVING DIRECTIONS

From I-20 East/West
Take the US-71/Spring Street Exit
Merge onto Spring Street
Turn left at 2nd cross street onto Milam Street
Take the 1st left onto Market Street
End at 624 Market Street

HOME FEDERAL BANCORP, INC. OF LOUISIANA 624 Market Street Shreveport, Louisiana 71101 (318) 222-1145
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TIME......................................................................................	10:00 a.m., Central Time, Wednesday, November 18, 2026

PLACE...................................................................................	Home Federal Bank 624 Market Street Shreveport, Louisiana

ITEMS OF BUSINESS.........................................................

(1)       To elect two directors for a three-year term expiring in 2029 and until their successors are elected and qualified; and

(2)       To ratify the appointment of Carr, Riggs & Ingram, LLC as our independent registered public accounting firm for the fiscal year ending June 30, 2027.

To transact such other business, as may properly come before the annual meeting or at any adjustment thereof. We are not aware of any other such business.

RECORD DATE...................................................................	Holders of Home Federal Bancorp common stock of record at the close of business on September 21, 2026 are entitled to vote at the meeting.

ANNUAL REPORT..............................................................	Our 2026 Annual Report including our Form 10-K is enclosed but is not a part of the proxy solicitation materials.

PROXY VOTING.................................................................

It is important that your shares be represented and voted at the meeting.  You can vote your shares by completing and returning the proxy card sent to you.  Most shareholders can also vote their shares over the Internet or by telephone.  If Internet or telephone voting is available to you, voting instructions are printed on the proxy card or voting instruction form you received.  You can revoke your proxy at any time prior to its exercise at the meeting by following the instructions in the accompanying proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS Dawn F. Williams Corporate Secretary
Shreveport, Louisiana October 9, 2026

PROXY STATEMENT

OF

HOME FEDERAL BANCORP, INC. OF LOUISIANA

ABOUT THE ANNUAL MEETING OF SHAREHOLDERS

We are furnishing this proxy statement to holders of common stock of Home Federal Bancorp, Inc. of Louisiana the holding company of Home Federal Bank.  We are soliciting proxies on behalf of our Board of Directors to be used at the annual meeting of shareholders to be held at Home Federal Bank’s office located at 624 Market Street, Shreveport, Louisiana, on Wednesday, November 18, 2026 at 10:00 a.m., Central Time, and any adjournment thereof, for the purposes set forth in the attached Notice of Annual Meeting of Shareholders.  This proxy statement is first being mailed to shareholders on or about October 9, 2026.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on November 18, 2026.  This proxy statement and our 2026 Annual Report to Shareholders are available at www.proxyvote.com and on our website at www.hfb.bank/investors.

What is the purpose of the annual meeting?

At our annual meeting, shareholders will act upon the election of directors and the ratification of our independent registered public accounting firm.  In addition, management may report on the performance of Home Federal Bancorp and will respond to questions from shareholders.

What are the Board of Directors’ recommendations?

The recommendations of the Board of Directors are set forth under the description of each proposal in this proxy statement.  In summary, the Board of Directors recommends that you vote FOR the nominees for director described herein and FOR ratification of our independent registered public accounting firm for fiscal 2027.

The proxy solicited hereby, if properly signed and returned to us or voted over the Internet or by telephone and not revoked prior to its use, will be voted in accordance with your instructions.  If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the Board of Directors and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies.  Proxies solicited hereby may be exercised only at the annual meeting and any adjournment of the annual meeting and will not be used for any other meeting.

Who is entitled to vote?

Only our shareholders of record as of the close of business on the record date for the meeting, September 21, 2026, are entitled to vote at the meeting. On the record date, we had 3,030,594 shares of common stock issued and outstanding and no other class of equity securities outstanding.  For each issued and outstanding share of common stock you own on the record date, you will be entitled to one vote on each matter to be voted on at the meeting, in person or by proxy.

How do I vote my shares?

After you have carefully read this proxy statement, indicate on your proxy card how you want your shares to be voted, then sign, date and mail your proxy card in the enclosed prepaid return envelope as soon as possible.  You may also vote by telephone or the Internet if indicated on your proxy card or voting instruction form. This will enable your shares to be represented and voted at the annual meeting.

Voting instructions from participants in the Home Federal Bank Employees’ Savings and Profit Sharing Plan and the Home Federal Bank Employee Stock Ownership Plan must be received by 11:59 p.m. Eastern Time on November 12, 2026, to be used by the plan Trustees to determine the votes for shares held in the plans.

Can I attend the meeting and vote my shares in person?

Yes. All shareholders are invited to attend the annual meeting.  Shareholders of record can vote in person at the annual meeting.  If your shares are held in “street name,” then you are not the shareholder of record and you must request a legal proxy from your broker or other nominee to vote at the annual meeting.

Can I change my vote or revoke my proxy after I return my proxy card or vote by telephone or the Internet?

Yes.  If you are a shareholder of record, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy card or voted by telephone or the Internet.

●	First, you may complete and submit a new proxy card or vote by telephone or the Internet again before the deadline printed on the card. Any earlier proxies will be revoked automatically.

●

Second, you may send a written notice to our Corporate Secretary, Ms. Dawn F. Williams, Home Federal Bancorp, Inc. of Louisiana, 222 Florida Street, Shreveport, Louisiana 71105, in advance of the meeting stating that you would like to revoke your proxy.

●	Third, you may attend the annual meeting and vote in person. Any earlier proxy will be revoked. However, attending the annual meeting without voting in person will not revoke your proxy.

If your shares are held in “street name” and you have instructed a broker or other nominee to vote your shares, you must follow directions from your broker or other nominee to change your vote.

If my shares are held in “street name” by my broker, could my broker automatically vote my shares?

Your broker may not vote on the election of directors if you do not furnish instructions for such proposal to your broker. You should use the voting instruction form or broker card provided by the institution that holds your shares to instruct your broker to vote your shares on proposal one or else your shares will not be voted and will be considered “broker non-votes” on this proposal.

Your broker may vote in his or her discretion on the ratification of the appointment of our independent registered public accounting firm if you do not furnish instructions. If your broker votes in his or her discretion on proposal two and you do not provide instructions for proposal one, then your shares will be considered “broker non-votes” on proposal one.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock entitled to vote at the annual meeting will constitute a quorum.  Proxies received but marked as abstentions will be included in the calculation of the number of shareholders considered to be present at the meeting.

What vote is required to approve each item?

The election of directors will be determined by a plurality of the votes cast at the annual meeting.  The two nominees for director receiving the most “for” votes will be elected. The affirmative vote of a majority of the total votes cast is required for approval of the proposal to ratify the appointment of Carr, Riggs & Ingram, LLC, as our independent registered public accounting firm for the year ending June 30, 2027. Abstentions and broker non-votes will not affect the vote required for the proposals to be considered at the annual meeting.

INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

Election of Directors (Proposal One)

Our Articles of Incorporation provide that the Board of Directors will be divided into three classes as nearly equal in number as possible. The directors are elected by our shareholders for staggered three year terms and until their successors are elected and qualified.

At this annual meeting, you will be asked to elect one class of directors, consisting of two directors, for a three-year term expiring in 2029 and until their successors are elected and qualified.  Shareholders of Home Federal Bancorp are not permitted to use cumulative voting for the election of directors.  Our Board of Directors, upon recommendation of the Nominating and Corporate Governance Committee, nominated Messrs. Mark M. Harrison and Timothy W. Wilhite to a three-year term expiring in 2029. No director or nominee for director is related to any other director or executive officer by blood, marriage or adoption.

Unless otherwise directed, each proxy signed and returned by a shareholder will be voted for the election of the nominees for director listed below.  If any person named as a nominee should be unable or unwilling to stand for election at the time of the annual meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by our Board of Directors.  At this time, the Board of Directors knows of no reason why the nominees listed on the following page may not be able to serve as a director if elected.

The tables on the following pages present information concerning the nominees for director and our continuing directors.  The indicated period of service as a director is presented on a calendar year basis and includes service for directors of Home Federal Bank prior to our reorganization into the holding company structure in 2005.  Ages are reflected as of September 21, 2026.

Nominees for Director for a Three-Year Term Expiring in 2029

Name	Position with Home Federal Bancorp, Age and Principal Occupation During the Past Five Years	Director Since

Mark M. Harrison	Director. Owner of House of Carpets and Lighting, a floor coverings and lighting fixtures business in Shreveport, Louisiana, since September 2007. Mr. Harrison brings substantial business and entrepreneurial experience to the board as owner of a local carpet and lighting business in Shreveport, Louisiana and as a director of Home Builders Association of Northwest Louisiana. Age 67.	2007

Timothy W. Wilhite

Director.  CFO/General Counsel of Wilhite Electric Co., Inc. since June 2001. Mr. Wilhite remains Of Counsel of the law firm Downer, Jones, Marino & Wilhite.  Serves on the Executive Committee and Board Member of the Greater Bossier Economic Development Foundation and Co-Chair of the Bossier Industrial Park Committee. Serves as President of the Ark-La-Tex Regional Air Service Alliance (RASA), a 501(c)4. Serves on the Executive Board of Raffles, Ltd., a captive insurance program.

Mr. Wilhite brings knowledge of the local business and legal community to the Board through his community involvement and through the GBEDA and RASA.  Age 57.

		2010

The Board of Directors recommends that you vote FOR election of the nominees for director.

Members of the Board of Directors Continuing in Office

Directors Whose Terms Expire in 2027

Name	Position with Home Federal Bancorp, Age and Principal Occupation During the Past Five Years	Director Since

James R. Barlow

Mr. Barlow joined Home Federal Bank as President and Chief Operating Officer in February 2009, was named President and Chief Executive Officer of Home Federal Bank on January 1, 2013, and Home Federal Bancorp on January 13, 2016, and now also serves as Chairman of the Board of Home Federal Bank and Home Federal Bancorp, Inc. of Louisiana since January 2020. Mr. Barlow began his banking career in 1989 in Ruston, Louisiana, holding various positions with local banks, including Bank One, before joining Regions Bank in 1997 as a commercial loan officer. At Regions he served as Commercial Loan Manager for the Shreveport/Bossier area from 2003 to 2005, City President for Shreveport/Bossier from 2005 to 2006, and Executive Vice President and Area Manager for Arkansas, Louisiana and Texas CRE Division.

Mr. Barlow brings substantial managerial, banking and lending experience to the board, as well as significant knowledge of the local commercial real estate market from his years of service as manager and regional President of a regional bank. He served on the Louisiana Banker’s Association Board of Directors from 2015-2018 and is also a member of the Committee of 100 for the betterment of the Shreveport Bossier community by improving regional economic development, education and community relations. Age 58.

2009

Thomas Steen Trawick, Jr.

Private Practice Physician, Sure Access MD, LLC since 2024. Previously, Director, Chief Executive Officer and Chief Medical Officer of CHRISTUS Health Shreveport – Bossier from 2019 to 2023. Former Associate Chief Medical Officer of Sound Inpatient Physicians. Dr. Trawick is a practicing Hospitalist at CHRISTUS Health. He was formerly in Private Practice at Highland Clinic from September 2001 to February 2005 and then a Pediatric and Adult Hospitalist until January 2014.

Dr. Trawick brings management expertise to the board and knowledge of the local medical community as the immediate past President (2025-2026) of the Louisiana State Medical Society, the past President of the Northwest Louisiana Medical Society and serves as Speaker of the House of Delegates for the Louisiana State Medical Society. Age 57.

2012

Director Whose Term Expires in 2028

Name	Position with Home Federal Bancorp, Age and Principal Occupation During the Past Five Years	Director Since

Scott D. Lawrence	Director. President of Southwestern Wholesale Co., Inc., Shreveport, Louisiana since 1980. Mr. Lawrence brings significant business enterprise and managerial oversight skills as President and owner of a dry goods wholesale supplier in Shreveport, Louisiana. Age 80.	1994

Director Nominations

Nominations for director of Home Federal Bancorp are made by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee considers candidates for director suggested by other directors, as well as our management and shareholders.  A shareholder who desires to recommend a prospective nominee for the Board should notify our Secretary in writing with whatever supporting material the shareholder considers appropriate.  In addition, any shareholder wishing to make a nomination must follow our procedures for shareholder nominations, which are described under “Shareholder Proposals, Nominations and Communications with the Board of Directors.”

The charter of the Nominating and Corporate Governance Committee sets forth certain criteria the committee may consider when recommending individuals for nomination as director including: (a) ensuring that the Board of Directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a “financial expert,” as that term is defined by the rules of the SEC), local or community ties and (b) minimum individual qualifications, including strength of character, mature judgment, familiarity with our business and industry, independence of thought and an ability to work collegially.  The committee also may consider the extent to which the candidate would fill a present need on the Board of Directors.

Director Independence

A majority of Home Federal Bancorp’s directors are independent directors as defined in the rules of the Nasdaq Stock Market.  The Board of Directors has determined that Dr. Trawick and Messrs. Harrison, Lawrence and Wilhite are independent directors.

Meetings of the Board of Directors

During the fiscal year ended June 30, 2026, the Board of Directors of Home Federal Bancorp met 10 times. No director of Home Federal Bancorp attended fewer than 75% of the aggregate of the total number of Board meetings held during the period for which he has been a director, and the total number of meetings held by all committees of the Board on which he served.

Board Leadership Structure

Our Board of Directors is led by a Chairman selected by the Board from time to time.  Presently, Mr. Barlow, our President and Chief Executive Officer also serves as Chairman of the Board.  Other than Mr. Barlow, all of our directors are independent.  The Board determined that selecting our Chief Executive Officer as Chairman is in our best interests because it promotes unity of vision for the leadership of Home Federal Bancorp and avoids potential conflicts among directors.  In addition, as the Chief Executive Officer, Mr. Barlow is the director most familiar with our business and operations and is best situated to lead discussions on important matters affecting the business of Home Federal Bancorp. By combining the Chief Executive Officer and Chairman positions there is a firm link between management and the Board which promotes the development and implementation of our corporate strategy.

The Board of Directors is aware of the potential conflicts that may arise when an insider chairs the Board but believes these are limited by existing safeguards which include the fact that as a financial institution holding company, much of our operations are highly regulated.

Membership on Certain Board Committees

The Board of Directors of Home Federal Bancorp has established an Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.  All of the members of these committees are independent directors as defined in the listing standards of The Nasdaq Stock Market.  The committees operate in accordance with written charters which are available on our website at www.hfbla.com.  The following table sets forth the membership of the committees as of the date of this proxy statement.

Directors	Audit	Compensation	Nominating and Corporate Governance
Mark M. Harrison	*	**
Scott D. Lawrence	**		*
Thomas Steen Trawick, Jr.		*	*
Timothy W. Wilhite, Esq.	*	*	**

____________

*        Member

**      Chairman

Audit Committee.  The Audit Committee reviews with management and the independent registered public accounting firm the systems of internal control, reviews the annual financial statements, including the Annual Report on Form 10-K and monitors Home Federal Bancorp’s adherence in accounting and financial reporting to generally accepted accounting principles.  The Audit Committee is comprised of three directors who are independent directors as defined in the Nasdaq listing standards and the rules and regulations of the Securities and Exchange Commission. The Board of Directors has determined that no members of the Audit Committee meet the qualifications established for an Audit Committee financial expert in the regulations of the Securities and Exchange Commission; however, the members have the requisite financial and accounting background to meet the Nasdaq listing standards.  The Audit Committee met five times in fiscal 2026 and informally reviews our financial results on a quarterly basis.

Nominating and Corporate Governance Committee.  It is the responsibility of the Nominating and Corporate Governance Committee in accordance with its charter to, among other functions, review the qualifications of director nominees.  The Committee approves nominees for consideration by the full Board of Directors to fill vacancies on the Board or for election at the annual meeting.  The Nominating and Corporate Governance Committee met once during fiscal 2026.

Compensation Committee.  It is the responsibility of the Compensation Committee of Home Federal Bancorp to set the compensation of Home Federal Bancorp’s Chief Executive Officer and Chief Financial Officer as well as the other members of senior management and administer our stock and incentive compensation plans.  The Compensation Committee of Home Federal Bancorp met eight times in fiscal 2026.

Compensation of Directors

Director Compensation Table. The table below summarizes the total compensation paid to each of our non-employee directors for the fiscal year ended June 30, 2026. The primary elements of Home Federal Bank’s non-employee director compensation program consist of cash and equity compensation. Compensation for Mr. Barlow is included in the Summary Compensation Table.

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Option Awards(1)	Total
Mark M. Harrison	$30,500	$75,850	$55,680	$162,030
Scott D. Lawrence	29,750	75,850	55,680	161,280
Thomas Steen Trawick, Jr.	30,200	56,888	40,600	127,688
Timothy W. Wilhite, Esq.	30,650	75,850	55,680	162,180

____________________

(1)

These amounts represent the aggregate grant date fair value of stock awards and option grants during the fiscal year ended June 30, 2026, in accordance with FASB ASC Topic 718. The assumptions used for calculating the grant date fair value are set forth in Note 13 of our consolidated financial statements included in our Annual Report on Form 10-K for the year ended June 30, 2026 which was filed with the SEC on September 25, 2026. These amounts do not represent actual amounts paid to or realized by our directors for these awards during fiscal year 2026. As of June 30, 2026, each of our non-employee directors held the following aggregate number of unvested stock awards and outstanding options:

	Aggregate Number of Equity Awards Outstanding at Fiscal Year End
Name	Stock Awards	Option Awards
Mark M. Harrison	5,000	33,000
Scott D. Lawrence	5,000	26,000
Thomas Steen Trawick, Jr.	3,750	31,750
Timothy W. Wilhite, Esq.	5,000	26,000

Narrative to Director Compensation Table. During fiscal 2026, members of the Board of Directors received a fee of $2,900 for attendance at regular meetings of the Board. We do not pay fees for special meetings of the Board or separate compensation to directors for their attendance at meetings of the Board of Directors of Home Federal Bancorp.  During fiscal 2026, members of Home Federal Bancorp’s Audit Committee and Compensation Committee received $150 per meeting attended and members of Home Federal Bank’s Asset Liability Committee (ALCO) received $150 per meeting attended. Board fees are subject to periodic adjustment by the Board of Directors.

Board’s Role in Risk Oversight

Risk is inherent with every business, particularly financial institutions. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputational risk.  Management is responsible for the day-to-day management of the risks Home Federal Bancorp faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors ensures that the risk management processes designed and implemented by management are adequate and functioning as designed.

Members of senior management regularly attend meetings of the Board of Directors and address any questions or concerns raised by the Board on risk management or other matters. The Board’s risk oversight function is carried out through, among other factors, its review and approval of various policies and procedures, such as Home Federal Bank’s lending and investment policies, ratification or approval of investments and loans exceeding certain thresholds, and regular review of risk elements such as interest rate risk exposure, liquidity and problem assets.

Directors’ Attendance at Annual Meetings

Directors are expected to attend the annual meeting absent a valid reason for not doing so.  All of our directors attended, in person or by telephone, our last annual meeting of shareholders held on November 19, 2025.

Insider Trading Policy

Home Federal Bancorp has adopted a Statement of Policy and Procedures Governing Trading in Shares of Home Federal Bancorp, Inc. of Louisiana (the “Insider Trading Policy”), which is applicable to Home Federal Bancorp’s directors, senior officers and individuals residing in their households. The Insider Trading Policy also applies to Home Federal Bancorp itself. The Insider Trading Policy provides guidelines and procedures with respect to the use of material non-public information and prohibits engaging in transactions in Home Federal Bancorp’s common stock in violation of applicable law and regulations of the SEC.

The policy provides that directors and executive officers must notify Home Federal Bancorp's stock compliance officer prior to placing an order to trade securities of Home Federal Bancorp. Further, directors, senior officers or other employees involved in Home Federal Bancorp's earning release process or members of their households may not purchase or sell securities of Home Federal Bancorp during a blackout period, which includes a specified number of days before and after the publication by Home Federal Bancorp of an earnings release. The Insider Trading Policy also directs that our directors and senior officers may not enter into hedging transactions with respect to Home Federal Bancorp common stock unless any such transactions have been pre-cleared by Home Federal Bancorp’s Board of Directors upon review of a written request by the director or senior officer which provides the rationale for such transaction. A copy of Home Federal Bancorp's Insider Trading Policy was filed as Exhibit 19.1 to its Annual Report on Form 10-K for the year ended June 30, 2026 with the SEC.

Executive Officers Who Are Not Also Directors

The following individuals who do not also serve on the Board of Directors serve as senior executive officers of Home Federal Bancorp.  Ages are reflected as of September 21, 2026.

Adalberto Cantu, Jr., age 76, has served as Executive Vice President and Chief Banking Officer of Home Federal Bank since January 2025. Prior thereto, Mr. Cantu served as Senior Vice President and Senior Credit Officer of Home Federal Bank since February 2013 and served as Senior Vice President of Business Banking at Progressive Bank from July 2010 to October 2011. Previously, Mr. Cantu served as Senior Vice President of Business Banking at Regions Bank from July 1987 to July 2010.

Bradley L. Ezernack, age 37, has served as Executive Vice President and Chief Financial Officer of Home Federal Bank since January 2025. Mr. Ezernack previously served as Vice President and Controller of Home Federal Bank from September 2023 to January 2025.  Prior to joining Home Federal Bank, Mr. Ezernack served as Accounting Manager of Highland Clinic, APMC, a multi-specialty medical clinic, from September 2015 until September 2023. Mr. Ezernack is a Certified Public Accountant licensed in the State of Louisiana.

Mary L. Jones, age 73, has served as Chief Operations Officer, Executive Vice President Retail and Deposit Operations of Home Federal Bank since January 2025. Prior thereto, Ms. Jones served as Chief Operations Officer, Senior Vice President Retail and Deposit Operations of Home Federal Bank since January 2015. Previously, Ms. Jones served as Senior Vice President Retail and Deposit Operations of Home Federal Bank from July 2011 to January 2015, and prior thereto, Ms. Jones served as Vice President of Operations since January 2009. Previously, Ms. Jones served as Assistant Vice President and BSA Officer of Home Federal Bank from January 1985 to January 2009 and January 2013, respectively.

Donna (Delayne) C. Lewis, age 63, has served as Executive Vice President, Chief Risk Officer and BSA Officer of Home Federal Bank since January 2025. Prior thereto, Ms. Lewis served as Senior Vice President, Chief Risk Officer and BSA Officer of Home Federal Bank since March 2022. Previously, served as Senior Vice President, BSA Officer and Risk Officer of Home Federal Bank from January 2018 to March 2022, and served as Vice President, BSA Officer and Risk Officer of Home Federal Bank from January 2013 to January 2018.  Prior thereto, Ms. Lewis served as Vice President/Compliance of Community Trust Bank (now known as Origin Bank) from 2010 to 2013. Ms. Lewis served as Vice President, Compliance/BSA Officer/Internal Auditor of First Louisiana Bank from 1998 to 2010. Ms. Lewis served as Assistant Vice President/Branch Manager from 1987 to 1998 and Loan Operations from 1982 to 1987 of City Bank and Trust. Ms. Lewis holds a Certified Regulatory Compliance Manager (CRCM) certification and graduated from Louisiana State University Graduate School of Banking.

In accordance with our Bylaws, our executive officers are elected annually and hold office until their respective successors have been elected and qualified or until death, resignation or removal by the Board of Directors.

MANAGEMENT COMPENSATION

Summary Compensation Table

The following table sets forth a summary of certain information concerning the compensation earned during the fiscal years ended June 30, 2026 and 2025 by our principal executive officer, Mr. Barlow, and the two other executive officers serving at the end of fiscal 2026 who were the most highly compensated executive officers in fiscal 2026. These three officers are referred to as the “named executive officers” in this proxy statement.

Name and Principal Position	Fiscal Year	Salary	Bonus	Stock Awards(1)	Option Awards(1)	All Other Compen- sation(2)	Total
James R. Barlow	2026	$325,416	$167,299	$75,850	$55,680	$173,111	$797,356
Chairman of the Board,	2025	324,732	175,822	--	--	159,358	659,912
President and
Chief Executive Officer

Bradley L. Ezernack	2026	175,750	15,150	37,925	37,120	15,636	281,581
Executive Vice President and	2025	138,875	4,734	--	--	13,477	157,086
Chief Financial Officer

Donna C. Lewis	2026	152,812	15,000	37,925	37,120	22,533	265,390
Executive Vice President and	2025	142,513	13,503	--	--	20,296	176,312
Chief Risk Officer

______________________

(1)   Reflects the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for awards of restricted stock and grants of stock options during the 2026 fiscal year. The assumptions used in valuing the restricted stock awards and stock option awards are set forth in Note 13 to the Consolidated Financial Statements included in our Form 10-K for the year ended June 30, 2026.

(2)   All other compensation does not include amounts attributable to other miscellaneous benefits the costs of which to Home Federal Bancorp of providing such benefits during the fiscal year did not exceed $10,000. Includes for fiscal 2026, matching contributions under the Home Federal Bank 401(k) Plan, allocations of cash dividends and shares under the employee stock ownership plan based on a closing price of $18.00 on December 31, 2025, life insurance premiums, $29,000 in directors’ fees paid to Mr. Barlow, $62,192 accrued for his benefit under Mr. Barlow’s Supplemental Executive Retirement Plan, club dues of $16,590, a phone allowance and the incremental cost to Home Federal Bank of providing an automobile to Mr. Barlow.

Narrative to Summary Compensation Table

Base salaries for our named executive officers are approved by the Compensation Committee.  Base salaries as of the end of fiscal 2026 established by the Compensation Committee were $325,416, $175,750 and $152,812 for Messrs. Barlow and Ezernack and Ms. Lewis respectively. Mr. Barlow received a discretionary bonus of $167,299 equal to approximately 51.4% of his then current base salary, in January 2026, based on Home Federal Bancorp’s results of operations through the second quarter ended December 31, 2025.  Messrs. Barlow and Ezernack and Ms. Lewis received 12,000, 8,000 and 8,000 stock options, respectively, and Messrs. Barlow and Ezernack and Ms. Lewis received 5,000, 2,500 and 2,500 stock awards, respectively, on December 18, 2025, all which are vesting over five years at 20% per year.

At the annual meeting of shareholders of Home Federal Bancorp held on November 19, 2025, the shareholders recommended, on an advisory basis, that future advisory votes on executive compensation should be held every three years. Consistent with the shareholder recommendation, the Board of Directors of Home Federal Bancorp determined that it will hold an advisory vote on executive compensation every three years. The next advisory vote on the compensation of the named executive officers will be presented at the annual meeting expected to be held in November 2028.

Outstanding Equity Awards at Fiscal Year-End

The table below sets forth outstanding equity awards to our named executive officers under our 2014 Stock Incentive Plan, 2019 Stock Incentive Plan and 2025 Stock Incentive Plan at June 30, 2026. We have not made any equity incentive plan awards that are subject to performance conditions.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options		Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested(3)
	Exercisable	Unexercisable
James R. Barlow	20,000	--	$11.86	11/11/2030(1)	5,000	(2)	$104,950
	--	12,000	15.17	12/18/2035(2)

Bradley L. Ezernack	--	8,000	15.17	12/18/2035(2)	2,500	(2)	52,475

Donna C. Lewis	3,000	--	11.86	11/11/2030(1)	2,500	(2)	52,475
	--	8,000	15.17	12/18/2035(2)

______________________

(1)	The exercisable stock options vested at a rate of 20% per year commencing on November 11, 2021 and were fully vested on November 11, 2025.

(2)	The unexercisable stock options and unvested stock awards are vesting at a rate of 20% per year commencing on December 18, 2026.

(3)

Market value calculated by multiplying the closing market price of our common stock on June 30, 2026, which was $20.99, by the applicable number of shares of common stock underlying the unvested stock awards.

Practices Related to the Grant of Equity Awards

Equity awards are discretionary and are granted to our directors, officers and employees by the Compensation Committee of the Board of Directors. Equity awards have been granted at various dates throughout the fiscal year. The Compensation Committee did not take material nonpublic information into account when determining the timing and terms of equity awards in fiscal 2026.  Home Federal Bancorp does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

Pay versus Performance

The following table sets forth information concerning the compensation of our named executive officers for the fiscal years ended June 30, 2026, 2025 and 2024 and certain measures of our financial performance for those years.

Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers(3)	Average Compensation Actually Paid to Non-PEO Named Executive Officers(2)	Value of Initial Fixed $100 Investment Based on: Total Shareholder Return(4)	Net Income(5) (in thousands)
2026	$797,356	$819,956	$273,486	$275,565	$159.66	$6,174
2025	659,912	692,212	179,709	184,532	123.50	3,888
2024	639,265	589,725	354,442	345,064	84.88	3,593

_____________________

(1)

Represents the total compensation of our principal executive officer (“PEO”), Mr. Barlow, as reported in the Summary Compensation Table for each year indicated. Mr. Barlow was the only person who served as our PEO during those years.

(2)

Represents the “compensation actually paid” to Mr. Barlow and to our non-PEO named executive officers, as calculated in accordance with Item 402(v) of Regulation S-K. The following table presents the adjustments made to Mr. Barlow’s and the non-PEO named executive officers’ Summary Compensation Table total for each year to determine their average compensation actually paid.

	Adjustments to Determine Compensation Actually Paid to
	PEO			Non-PEO Named Executive Officers
	2026	2025	2024	2026	2025	2024
Summary Compensation Table total	$797,356	$659,912	$639,265	$273,486	$179,709	$354,442
Decrease for the change in fair value from the prior year-end to the end of the covered year of awards granted prior to the covered year that were outstanding and unvested as of the end of the covered year	–	21,300	(51,400)	–	3,181	(8,224)
Increase (decrease) for the change in fair value from the prior year-end to the vesting date of awards granted prior to the covered year that vested during the covered year	22,600	11,000	1,860	2,079	1,643	(1,154)
Compensation Actually Paid	$819,956	$692,212	$589,725	$275,565	$184,532	$345,064

(3)

Represents the average of the total compensation of each of our non-PEO named executive officers as reported in the Summary Compensation Table for each year indicated. Bradley L. Ezernack and Donna C. Lewis are included in the Non-PEO Named Executive Officers for 2026, Mary L. Jones and Donna C. Lewis for 2025 and David S. Barber and K. Matthew Sawrie for 2024.

(4)

Represents the total return to shareholders of our common stock and assumes that the value of the investment was $100 on June 30, 2025, 2024 and 2023, respectively, and that the subsequent dividends were reinvested. The stock price performance included in this column is not necessarily indicative of future stock price performance.

(5)	Represents our reported net income for each year indicated.

The following graphs show the relationship between the compensation actually paid to our PEO and the average of the compensation actually paid to our other names executive officer (“NEOs”) to our total shareholder return and net income over the three most recently completed fiscal years.

CAP vs. Total Shareholder Return (TSR)
CAP ($ in Thousands)
$900
$800
$700
$600
$500
$400
$300
$200
$100
$-
TSR
$180.00
$160.00
$140.00
$120.00
$100.00
$80.00
$60.00
$40.00
$20.00
$-
2024
2025
2026
PEO Pay
Avg. Non-PEO NEO Pay
TSR

Clawback Policy

In 2023, our Board adopted the Home Federal Bancorp, Inc. of Louisiana Compensation Recovery Policy (“Clawback Policy”) to comply with the SEC's rules and the Nasdaq listing standards. Our Clawback Policy requires the recovery of performance-based equity and cash incentive compensation from our executive officers under certain circumstances. A copy of this policy was filed as Exhibit 97.0 to our Annual Report on Form 10-K for the year ended June 30, 2024 and is incorporated by reference.

Employment and Transition Agreements

Home Federal Bank has entered into an amended and restated employment agreement with Mr. James R. Barlow effective as of January 1, 2013.  The employment agreement amended and restated the prior employment agreement between Home Federal Bank and the executive.  Pursuant to his employment agreement, Mr. Barlow serves as President and Chief Executive Officer of Home Federal Bank for an initial term of three years commencing on the effective date, provided that the term of Mr. Barlow’s agreement will be extended for an additional year on each January 1 during the term of the agreement, unless Home Federal Bank or Mr. Barlow gives notice to the other party of its or his intent not to extend the term of the agreement.  The agreement provided for an initial base salary of $193,950 per year for Mr. Barlow.  Mr. Barlow’s base salary may be increased at the discretion of the Board of Directors of Home Federal Bank but may not be decreased during the term of the agreement without the prior written consent of the executive.  Home Federal Bank also agreed to provide Mr. Barlow with an automobile during the term of the agreement.

The employment agreement with Mr. Barlow is terminable with or without cause by Home Federal Bank. The employment agreement provides that in the event of (y) termination of employment by  Home Federal Bank other than for cause, disability, retirement or death, or (z) termination by the executive for "good reason," as defined, in each case before or after a change in control, the executive would be entitled to (1) an amount of cash severance which is equal to three times his average annual compensation and (2) continued participation in certain employee benefit plans of Home Federal Bank until the earlier of 36 months or the date the executive receives substantially similar benefits from full-time employment with another employer.  The employment agreement with Home Federal Bank provides that in the event any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute "parachute payments" within the meaning of Section 280G of the Internal Revenue Code, then such payments and benefits received thereunder shall be reduced by the minimum amount necessary to result in no portion of the payments and benefits being non-deductible by Home Federal Bank for federal income tax purposes.

Home Federal Bancorp entered into an employment agreement with Mr. Barlow to serve as President and Chief Operating Officer of Home Federal Bancorp, effective as of January 1, 2013, which is on terms substantially similar to the amended and restated employment agreement with Home Federal, except as follows.  The agreement with Home Federal Bancorp provides that severance payments payable to Mr. Barlow by Home Federal Bancorp shall include the amount by which the severance benefits payable by Home Federal are reduced as a result of Section 280G of the Internal Revenue Code, if the parachute payments exceed 105% of three times the executive's "base amount" as defined in Section 280G of the Internal Revenue Code.  If the parachute payments are not more than 105% of the amount equal to three times the base amount, the severance benefits payable by Home Federal Bancorp will be reduced so they do not constitute "parachute payments" under Section 280G of the Internal Revenue Code.  In addition, the agreement with Home Federal Bancorp provides that Home Federal Bancorp shall reimburse Mr. Barlow for any resulting excise taxes payable by him, plus such additional amount as may be necessary to compensate him for the payment of state and federal income, excise and other employment-related taxes on the excise tax reimbursement. Under the agreements with Home Federal Bancorp and Home Federal Bank, Mr. Barlow's compensation, benefits and expenses will be paid by Home Federal Bancorp and Home Federal Bank in the same proportion as the time and services actually expended by Mr. Barlow on behalf of each of Home Federal Bancorp and Home Federal Bank.

On January 8, 2025, Home Federal Bank entered into an Amended and Restated Transition Agreement with Adalberto Cantu, Jr., its Senior Vice President and Senior Credit Officer.  Pursuant to the transition agreement, Mr. Cantu will continue to serve on an at-will full-time basis through and including December 31, 2025.  Beginning January 1, 2026, Mr. Cantu will serve Home Federal Bank as Special Assets Manager on a part-time (no more than 20 hours per week) or as-needed consultant basis for the period beginning January 1, 2026 and ending on November 15, 2026 (or such shorter period as shall be mutually agreed to by the parties in good faith).

Through December 31, 2025, Mr. Cantu will continue to receive his current annual salary as may be increased from time to time in such amount as determined by Home Federal Bank, plus such bonus payments as may be determined by the Board of Directors of Home Federal Bank. Beginning January 1, 2026, Mr. Cantu’s base salary shall be an amount per annum that equals 50% of his base salary in effect of December 31, 2025.

Through December 31, 2025, Mr. Cantu will continue to be eligible to participate in the benefit plans of Home Federal Bank, to the extent commensurate with his then duties and responsibilities and provided that his services continue to satisfy the eligibility requirements of the applicable plan, and Home Federal Bank will continue to provide him with disability, life and AD&D coverage.  In addition, Home Federal Bank will continue to pay the premiums for Mr. Cantu’s Medicare supplement and Part D drug coverage through and including December 31, 2026. Home Federal Bank will also continue to pay Mr. Cantu a $100 per month mobile phone allowance for as long as he remains employed by Home Federal Bank.

In the event Mr. Cantu (i) continues to be employed by Home Federal Bank through and including November 15, 2026, (ii) complies with all of the provisions of his Cantu Agreement, (iii) retires on November 15, 2026, and (iv) timely executes a general release of claims in a form to be provided by Home Federal Bank and does not revoke such release, then Home Federal Bank shall pay Mr. Cantu a lump sum $10,000 severance payment.

If Mr. Cantu’s employment is terminated before November 15, 2026 due to disability, death, for Good Reason by Mr. Cantu or by Home Federal Bank for other than Cause, then the only compensation or benefits that Mr. Cantu shall be entitled to receive under his Transition Agreement are the continued insurance coverages through the dates specified above.

Supplemental Executive Retirement Agreement

Home Federal Bank adopted a Supplemental Executive Retirement Agreement on December 13, 2017 for the benefit of Mr. Barlow as President and Chief Executive Officer of Home Federal Bancorp and Home Federal Bank effective as of January 1, 2018.  Under the terms of the original agreement, after the target retirement date of December 31, 2033, Mr. Barlow would receive annual retirement benefits of $120,000, payable in equal annual installments over ten years.  In the event of a separation from service prior to December 31, 2033, other than as a result of death and without cause, Mr. Barlow would receive his accrued benefits through such date payable in a lump sum.  If Mr. Barlow has a separation from service either concurrently with or within two years following a change in control, he would be credited with five additional years of service following the date of his separation from service for purposes of calculating his accrued amount.  In the event of death while in active service, his designated beneficiaries would receive a lump sum payment of the full retirement benefit.  In the event of death after retirement, but before all payments have been made, any remaining benefits will be paid to the designated beneficiaries until all the annual installments have been paid.  The retirement benefits were originally vesting ratably at 6.25% per year for sixteen years beginning with the calendar year ending December 31, 2018. Effective July 1, 2026, Home Federal Bank amended and restated the Supplemental Executive Retirement Agreement to increase the remaining vesting schedule to 10%  per year beginning with calendar 2026, so that Mr. Barlow will become 100% vested in the ordinary course as of December 31, 2030 if he continues to remain employed through such date. Under the restated agreement, if Mr. Barlow becomes fully vested in his benefits, he will continue to receive annual retirement benefits of $120,000, payable in equal annual installments over 10 years, following the later of December 31, 2033 or his separation from service. Under the restated agreement, if Mr. Barlow has a separation from service either concurrently with or within two years following a change in control, he will be credited with the lesser of five additional years of service following the date of his separation from service or the remaining vesting period.

Retirement Benefits

Retirement benefits are an important element of a competitive compensation program for attracting senior executives, especially in the financial services industry. Our executive compensation program currently includes (i) a 401(k) profit sharing plan which enables our employees to supplement their retirement savings with elective deferral contributions and with matching and discretionary contributions by us, and (ii) an employee stock ownership plan that allows participants to accumulate retirement benefits in the form of employer stock at no current cost to the participant.

401(k) and Profit Sharing Plan.  We adopted the Home Federal Bank Employees’ Savings and Profit Sharing Plan and Trust (“401(k) Plan”) effective November 15, 2004.  To participate in the 401(k) Plan, eligible employees must have completed three months of full-time service and attained age 21.  Participating employees may make elective salary reduction contributions of up to $24,500 of their eligible compensation for 2026 (as indexed annually). Participants who are age 50 or older are permitted to make catch-up contributions to the plan up to $8,000 for 2026, as indexed annually. Those who are age 60-63 are permitted to make enhanced catch-up contributions to the plan up to $11,250 for 2026. Starting in 2026, the catch-up contributions for those participants who earn more than $150,000 in the prior year must make catch-up contributions on a Roth basis in employer-sponsored retirement plans. For participants who have at least one year of service, Home Federal Bank currently contributes a basic “safe harbor” contribution of 3% of participant plan salary and will match 100% of the first 4% of plan salary elective deferrals.  Effective for the plan year beginning January 1, 2027, Home Federal Bank will make a safe harbor matching contribution for participants who have at least one year of service equal to 100% of the first 6% of plan salary elective deferrals. We are also permitted to make discretionary contributions to be allocated to participant accounts.

Employee Stock Ownership Plan.  We established an employee stock ownership plan for our employees in connection with our mutual to stock conversion in 2005. We acquired additional shares in connection with our second-step conversion in 2010.  The shares were purchased by the employee stock ownership plan with funds borrowed from Home Federal Bancorp and are held in a suspense account and released for allocation as debt service payments are made.  Additional discretionary contributions may be made to the plan in either cash or shares of common stock, although we have no plans to do so at this time.  Shares released from the suspense account are allocated to each eligible participant’s plan account pro rata based on compensation.  Forfeitures may be used for the payment of expenses or be reallocated among the remaining participants. Employees who have been credited with at least 1,000 hours of service during a 12-month period and who have attained age 21 are eligible to participate in the employee stock ownership plan.  Participants become 100% vested after three years of service. Participants also become fully vested in their account balances upon a change in control (as defined), death, disability or retirement.  Benefits may be payable upon retirement or separation from service.

Stock Incentive Plans

In November 2025, shareholders approved the 2025 Stock Incentive Plan which provides for a total of 125,000 shares of common stock reserved for future issuance as share awards or stock options. No more than 31,250 shares, or 25%, may be granted as share awards. On December 18, 2025, we granted a total of 31,250 share awards and 92,750 stock options to directors, officers, and other key employees vesting ratably over five years. The 2025 Stock Incentive Plan cost is being recognized over the five-year vesting period.

In November 2019, shareholders approved the 2019 Stock Incentive Plan which provides for a total of 250,000 shares of common stock (split adjusted) reserved for future issuance as stock awards or stock options. No more than 62,500 shares, or 25%, may be granted as stock awards. On November 11, 2020, we granted a total of 62,500 plan share awards and 187,500 stock options to directors, officers and other key employees, with the final vesting on November 11, 2025. Under all of our stock benefit plans, awards may vest at a rate specified by the Board or committee appointed by the Board at the time the award is granted.  However, under the plans, vesting of any award is accelerated upon the death or disability of a recipient or upon a change in control of Home Federal Bancorp. Outstanding share awards and stock options as of June 30, 2026, for our non-employee directors are reflected in footnote one to the “Director Compensation Table” and for our named executive officers in the table “Outstanding Equity Awards at Fiscal Year-End.”

Survivor Benefit Plan

In June 2011, Home Federal Bank purchased bank owned life insurance on the lives of its employees. In consideration for entering into consent to insurance agreements, on July 13, 2011, Home Federal Bank entered into Survivor Benefit Plan Participation Agreements with employees including our named executive officers. The agreements provide that the officer’s beneficiary will receive three times the officer’s base salary if serving as an officer of Home Federal Bank at the date of death. The agreements may be amended or terminated at any time by Home Federal Bank as long as it does not reduce or delay any benefit payable to a participant whose death has already occurred.

Related Party Transactions

Home Federal Bank offers extensions of credit to its directors, officers and employees as well as members of their immediate families for the financing of their primary residences and other purposes.  These loans are made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to Home Federal Bank and none of such loans involve more than the normal risk of collectability or present other unfavorable features.

Under Home Federal Bancorp’s Audit Committee Charter, the Audit Committee is required to review and approve all related party transactions, as described in Item 404 of Regulation S-K promulgated by the Securities and Exchange Commission.

BENEFICIAL OWNERSHIP OF COMMON STOCK BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of September 21, 2026, the voting record date for the annual meeting, certain information as to the common stock beneficially owned by (1) each person or entity, including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, who or which was known to us to be the beneficial owner of more than 5% of the issued and outstanding common stock, (2) our directors, (3) the other named executive officers and (4) all directors and executive officers of Home Federal Bancorp as a group.

	Amount and Nature of
	Beneficial Ownership as			Percent of
Name of Beneficial Owner or Number of Persons in Group	of September 21, 2026(1)			Common Stock(2)
5% Shareholders: (3)
Home Federal Bank Employee Savings & Profit Sharing Plan and Trust c/o Home Federal Bank 624 Market Street Shreveport, Louisiana 71101	218,809	(3)		7.2%

Home Federal Bank Employee Stock Ownership Plan c/o Home Federal Bank 624 Market Street Shreveport, Louisiana 71101	419,119	(4)		13.8

Daniel R. Herndon and Lola W. Herndon 6425 Youree Drive, Suite 260 Shreveport, Louisiana 71105	191,834	(5)		6.5

Directors:
James R. Barlow	218,354	(6	)(7)	7.2%
Mark M. Harrison	77,060	(6	)(8)	2.5
Scott D. Lawrence	92,202	(6	)(9)	3.0
Thomas Steen Trawick, Jr.	37,029	(6)		1.2
Timothy W. Wilhite, Esq.	57,896	(6)		.1.9
Other Named Executive Officers:
Bradley L. Ezernack	914	(6	)(10)	*
Donna C. Lewis	17,624	(6	)(11)	*
All Directors and Executive Officers as a Group (9 persons)	592,890	(6	)(12)	19.0%

   _____________________

*	Represents less than 1% of our outstanding common stock.

(1)

Based upon filings made pursuant to the Securities Exchange Act of 1934 and information furnished by the respective individuals. Under regulations promulgated pursuant to the Securities Exchange Act of 1934, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares. Includes 86,000 shares reflected as being beneficially owned by Mr. Barlow that are pledged as security.

(2)

Each beneficial owner’s percentage ownership is determined by assuming that options held by such person (but not those held by any other person) and that are exercisable within 60 days of the voting record date have been exercised.

(3)

Under the terms of the Home Federal Bak Employees’ Savings & Profit Sharing Plan and Trust (“401(k) Plan”, the trustees vote the plans held in participant accounts in accordance with their instructions. Shares held in the 401(k) Plan for which no instructions are given are generally not voted.

(Footnotes continued on following page)

    ______________________

(4)

As of September 21, 2026, 366,595 shares held in the Home Federal Bank Employee Stock Ownership Plan trust had been allocated to the accounts of participating employees. Amounts held by the plan trustee, Mr. Barlow, reflect shares allocated to their individual accounts and exclude all other shares held in the trust. Under the terms of the plan, the trustee votes all allocated shares in accordance with the instructions of the participating employees. Any unallocated shares are generally required to be voted by the plan trustee in the same ratio on any matter as to those shares for which instructions are given by the participants.

(5)	Includes 11,262 shares held by Mr. Herndon, 95,056 shares held by Mr. Herndon in his individual retirement account and 85,516 shares held jointly with Mr. Herndon’s spouse.

(6)

Includes options to acquire shares of Home Federal Bancorp common stock that were exercisable within 60 days of September 21, 2026, under our 2014 and 2019 Stock Incentive Plans that will vest within 60 days of September 21, 2026, over which the directors and executive officers do not have current voting or investment powers as follows:

Name	Stock Options
James R. Barlow	20,000
Mark M. Harrison	18,000
Scott D. Lawrence	11,000
Thomas Steen Trawick, Jr.	20,000
Timothy W. Wilhite, Esq.	11,000
Bradley L. Ezernack	--
Mary L. Jones	14,000
Donna C. Lewis	3,000
All directors and executive officers as a group (9 persons)	97,000

(7)

Includes 86,000 shares held jointly with the reporting person’s spouse, 28,590 shares held in Mr. Barlow’s individual retirement account, 50,355.2895 shares held in Home Federal Bank’s 401(k) Plan, 31,859.1938 shares allocated to Mr. Barlow’s account in the Home Federal Bank employee stock ownership plan and 1,550 shares held by Mr. Barlow’s spouse.

(8)	Includes 1,822 shares held by Mr. Harrison’s spouse and 5,466 shares held in his individual retirement account.

(9)	Includes 9,110 shares held in Mr. Lawrence’s individual retirement account and 9,110 shares held jointly with Mr. Lawrence’s spouse.

(10)	The 913.7791 shares are allocated to Mr. Ezernack’s account in the Home Federal Bank employee stock ownership plan.

(11)	Includes 3,920.4351 shares held in Home Federal Bank’s 401(k) Plan and 9,333.0951 shares allocated to Ms. Lewis in the Home Federal Bank employee stock ownership plan.

(13)

Includes an aggregate of 89,849.266 shares of common stock held in Home Federal Bank’s 401(k) Plan and 71,272.5923 shares of common stock which are held by Home Federal Bank’s employee stock ownership plan on behalf of our executive officers as a group.

Section 16(a) Reports

General. Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the officers and directors, and persons who own more than 10% of Home Federal Bancorp’s common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Officers, directors and greater than 10% shareholders are required by regulation to furnish Home Federal Bancorp with copies of all Section 16(a) forms they file.  We know of no person who owns 10% or more of our common stock.

Delinquent Section 16(a) Reports. Based solely on our review of the copies of such forms furnished to us, or written representations from our officers and directors, we believe that during, and with respect to, the fiscal year ended June 30, 2026, all of our officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) of the Securities Exchange Act of 1934, with the exception of Mr. Barlow who was late reporting transactions in 2021 on one Form 4 as a result of a technical filing error, and Messrs. Harrison and Lawrence who were each late filing one Form 4 in 2026 for one transaction each.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Proposal Two)

The Audit Committee of the Board of Directors of Home Federal Bancorp has appointed Carr, Riggs & Ingram, LLC, to perform the audit of our financial statements for the year ending June 30, 2027, and further directed that the selection of auditors be submitted for ratification by the shareholders at the annual meeting.

We have been advised by Carr, Riggs & Ingram, LLC that neither that firm nor any of its associates has any relationship with Home Federal Bancorp or its subsidiaries other than the usual relationship that exists between an independent registered public accounting firm and its clients.  Carr, Riggs & Ingram, LLC will have one or more representatives at the annual meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

Audit Fees

The Audit Committee selects our independent registered public accounting firm and pre-approves all audit services to be provided by it to Home Federal Bancorp.  The Audit Committee also reviews and pre-approves all audit-related and non-audit-related services rendered by our independent registered public accounting firm in accordance with the Audit Committee’s charter.  In its review of these services and related fees and terms, the Audit Committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm.  The Audit Committee pre-approves certain audit-related services and certain non-audit related tax services which are specifically described by the Audit Committee on an annual basis and separately approves other individual engagements as necessary.

The following table sets forth the aggregate fees paid by us to Carr, Riggs & Ingram, LLC for professional services rendered in connection with the audit of Home Federal Bancorp’s consolidated financial statements for fiscal 2026 and 2025, respectively. We did not pay any fees to Carr, Riggs & Ingram, LLC for audit-related services, tax services or any other services during fiscal 2026 or 2025.

	Year Ended June 30,
	2026	2025
Audit fees(1)	$266,023	$268,061
Audit-related fees	--	--
Tax fees	--	--
All other fees	--	--
Total	$266,023	$268,061

 _____________________

(1)

Audit fees consist of fees incurred in connection with the audit of our annual financial statements and the review of the interim financial statements included in our quarterly reports filed with the Securities and Exchange Commission, as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits, consents and assistance with and review of documents filed with the Securities and Exchange Commission.

Each new engagement of Carr, Riggs & Ingram, LLC was approved in advance by the Audit Committee or its Chair, and none of those engagements made use of the de minimis exception to pre-approval contained in the Securities and Exchange Commission’s rules.

The Board of Directors recommends that you vote FOR the ratification of the appointment Carr, Riggs & Ingram, LLC for the fiscal year ending June 30, 2027.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed Home Federal Bancorp’s audited financial statements with management.  The Audit Committee has discussed with Home Federal Bancorp’s independent registered public accounting firm, Carr, Riggs & Ingram, LLC, the matters required to be discussed by the Statement on Auditing Standards (“SAS”) No. 61, “Communication with Audit Committees,” as amended by SAS No. 90, “Audit Committee Communications.”  The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with Carr, Riggs & Ingram, LLC, the independent auditor’s independence.  Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Home Federal Bancorp’s Annual Report on Form 10-K for fiscal year 2026 for filing with the Securities and Exchange Commission.

Members of the Audit Committee Mark M. Harrison Scott D. Lawrence, Chairman Timothy W. Wilhite, Esq.

SHAREHOLDER PROPOSALS, NOMINATIONS AND COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Shareholder Proposals.  Any proposal which a shareholder wishes to have included in the proxy materials of Home Federal Bancorp relating to the next annual meeting of shareholders of Home Federal Bancorp, which is anticipated to be held in November 2027, must be made in writing and filed with the Corporate Secretary, DeNell W. Mitchell, Home Federal Bancorp, 624 Market Street, Shreveport, Louisiana, 71101, no later than June 11, 2027.  If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of shareholders.  It is urged that any such proposals be sent certified mail, return receipt requested.

Shareholder proposals which are not submitted for inclusion in Home Federal Bancorp’s proxy materials pursuant to Rule 14a-8 may be brought before an annual meeting pursuant to Article 8.D. of our Articles of Incorporation. Notice of the proposal must be given in writing and delivered to, or mailed and received at, our principal executive offices no later than June 11, 2027.  The notice must include the information required by Article 8.D. of our Articles of Incorporation.

Shareholder Nominations.  Our Articles of Incorporation provide that all nominations for election to the Board of Directors, other than those made by the Board or a committee thereof, shall be made by a shareholder who has complied with the notice and information requirements contained in Article 5.F. of our Articles of Incorporation.  Written notice of a shareholder nomination generally must be communicated to the attention of the Secretary and either delivered to, or mailed and received at, our principal executive offices no later than June 11, 2027.

Other Shareholder Communications.  Shareholders who wish to communicate with the Board may do so by sending written communications addressed to the Board of Directors of Home Federal Bancorp, Inc., c/o Dawn F. Williams, Corporate Secretary, at 222 Florida Street, Shreveport, Louisiana 71105.  Ms. Williams will forward such communications to the director or directors to whom they are addressed.

ANNUAL REPORTS

A copy of Home Federal Bancorp’s Annual Report including the Form 10-K for the year ended June 30, 2026 accompanies this proxy statement.  Such annual report is not part of the proxy solicitation materials.

Upon receipt of a written request, we will furnish to any shareholder without charge a copy of the exhibits to the Annual Report on Form 10-K for the year ended June 30, 2026.  Such written requests should be directed to Ms. Dawn F. Williams, Corporate Secretary, Home Federal Bancorp, Inc., 222 Florida Street, Shreveport, Louisiana 71105.

OTHER MATTERS

Management is not aware of any business to come before the annual meeting other than the matters described above in this proxy statement.  However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

The cost of the solicitation of proxies will be borne by Home Federal Bancorp.  Home Federal Bancorp will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of Home Federal Bancorp’s common stock.  In addition to solicitations by mail, directors, officers and employees of Home Federal Bancorp may solicit proxies personally or by telephone without additional compensation.

You may elect to receive future proxy materials, as well as other investor communications, in a single package per address.  This practice, known as “householding,” is designed to reduce our paper use, and printing and postage costs.  To make the election, please indicate on your proxy card under “Householding Election” your consent to receive such communications in a single package per address.  Your consent to householding will be perpetual until you revoke it.  You may revoke your consent or request separate copies of our proxy materials by notifying our Corporate Secretary, Dawn F. Williams, at 624 Market Street, Shreveport, Louisiana 71101.  If you revoke your consent, we will start sending you individual copies of proxy materials and other investor communications within 30 days of your revocation.

HOME FEDERAL BANCORP INC
Of Louisiana

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on November 17, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on November 17, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Cards must be received by November 17, 2026.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T04151-P57390

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

HOME FEDERAL BANCORP, INC. OF LOUISIANA

	For All	Withhold All	For All Except
The Board of Directors recommends you vote "FOR" the following NOMINEES for a three-year term expiring in 2029:	☐	☐	☐

To withhold authority to vote for any individual nominee, mark "For All Except" and write the number of the nominee on the line below.

____

1. Election of Directors

Nominees:

01) Mark M. Harrison
02) Timothy W. Wilhite

The Board of Directors recommends you vote "FOR" the following proposal:	For	Against	Abstain
2. To ratify the appointment of Carr, Riggs & Ingram, LLC, as Home Federal Bancorp's independent registered public accounting firm for the fiscal year ending June 30, 2027.	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

	Yes	No
HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household.	☐	☐
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. When shares are held jointly, only one holder need sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

T04152-P57390

HOME FEDERAL BANCORP, INC. OF LOUISIANA
Annual Meeting of Shareholders
November 18, 2026 10:00 AM Central Time
This proxy is solicited by the Board of Directors

The Board of Directors of Home Federal Bancorp, Inc. of Louisiana or any successors thereto, are hereby appointed as proxies with full powers of substitution, to represent and vote, as designated on the reverse side, all the shares of common stock of Home Federal Bancorp held of record by the shareholder named on the reverse side at the Annual Meeting of Shareholders to be held at the principal office of Home Federal Bancorp, located at 624 Market Street, Shreveport, Louisiana on Wednesday, November 18, 2026, at 10:00 a.m., Central Time, or at any adjournment thereof.

The Board of Directors recommends that you vote "FOR" all the nominees listed on the reverse side and "FOR" the ratification of Carr, Riggs & Ingram, LLC.

THE SHARES OF HOME FEDERAL BANCORP'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES TO THE BOARD OF DIRECTORS, FOR THE RATIFICATION OF HOME FEDERAL BANCORP'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING. VOTING INSTRUCTIONS MUST BE RECEIVED BY 11:59 P.M. EASTERN TIME ON NOVEMBER 17, 2026.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HOME FEDERAL BANCORP, INC. OF LOUISIANA FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 18, 2026 AND AT ANY ADJOURNMENT THEREOF.

Continued and to be marked, dated and signed on reverse side.

October 9, 2026

To:       Participants in the Home Federal Bank Employees’ Savings and Profit Sharing Plan (the “401(k) Plan”)

Re:       Instructions for voting shares of Home Federal Bancorp, Inc. of Louisiana

As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Home Federal Bancorp. We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Home Federal Bancorp allocated to your account in the Home Federal Bank 401(k) Plan will be voted.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, Annual Report for the year ended June 30, 2026 and Voting Instruction Ballot.  After you have reviewed the Proxy Statement, we urge you to vote your allocated shares held in the 401(k) Plan by marking, dating, signing and returning the enclosed Voting Instruction Ballot in the envelope provided or voting by phone or the Internet.  In order to be effective, your voting instructions must be received no later than 11:59 P.M. Eastern Time on November 12, 2026.

We urge each of you to vote, as a means of participating in the governance of the affairs of Home Federal Bancorp.  If your voting instructions are not received, the shares allocated to your 401(k) Plan account will generally not be voted.  While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate.  Please take a moment to do so.

Please note that the enclosed material relates only to those shares which have been allocated to you in your account under the 401(k) Plan.  If you also own shares of Home Federal Bancorp common stock outside of the 401(k) Plan, you should receive other voting material for those shares owned by you individually.  Please return all your voting material so that all your shares may be voted.

Very truly yours,
James R. Barlow Chairman of the Board, President and Chief Executive Officer

HOME FEDERAL BANCORP INC
Of Louisiana

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on November 12, 2026. Have your card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on November 12, 2026. Have your card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Cards must be received by November 12, 2026.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T04153-TBD KEEP THIS PORTION FOR YOUR RECORDS

THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

HOME FEDERAL BANCORP, INC. OF LOUISIANA

	For All	Withhold All	For All Except
The Board of Directors recommends you vote "FOR" the following NOMINEES for a three-year term expiring in 2029:	☐	☐	☐

To withhold authority to vote for any individual nominee, mark "For All Except" and write the number of the nominee on the line below.

____

1. Election of Directors

Nominees:

01) Mark M. Harrison
02) Timothy W. Wilhite

The Board of Directors recommends you vote "FOR" the following proposal:

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐
HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household.	☐	☐

Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX] Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, Annual Report and 401(k) Plan Participant Letter are available at www.proxyvote.com.

T04154-TBD

HOME FEDERAL BANCORP, INC. OF LOUISIANA
Annual Meeting of Shareholders
November 18, 2026 10:00 AM Central Time

The participant named on the reverse side hereby instructs the Trustees of the Home Federal Bank Employees' Savings and Profit Sharing Plan (the "401(k) Plan") to vote, as designated on the reverse side, all the shares of common stock of Home Federal Bancorp, Inc. allocated to my 401(k) Plan account at the 2026 Annual Meeting of Shareholders, and at any postponement or adjournment thereof.

THE SHARES OF HOME FEDERAL BANCORP'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THE SHARES ALLOCATED TO THE ACCOUNT WILL BE VOTED FOR THE NOMINEES TO THE BOARD OF DIRECTORS, FOR THE RATIFICATION OF HOME FEDERAL BANCORP'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND OTHERWISE AT THE DISCRETION OF THE TRUSTEES. VOTING INSTRUCTIONS MUST BE RECEIVED BY 11:59 P.M. EASTERN TIME ON NOVEMBER 12, 2026. IF NO VOTING INSTRUCTIONS ARE RECEIVED, THE SHARES WILL NOT BE VOTED BY THE TRUSTEES.

Continued and to be marked, dated and signed on reverse side.

October 9, 2026

To:       Participants in the Home Federal Bank Employee Stock Ownership Plan (the “ESOP”)

Re:       Instructions for voting shares of Home Federal Bancorp, Inc. of Louisiana

As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Home Federal Bancorp. We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Home Federal Bancorp allocated to your account in the Home Federal Bank ESOP will be voted.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, Annual Report for the year ended June 30, 2026 and Voting Instruction Ballot.  After you have reviewed the Proxy Statement, we urge you to vote your allocated shares held in the ESOP by marking, dating, signing and returning the enclosed Voting Instruction Ballot in the envelope provided or voting by phone or the Internet.  In order to be effective, your voting instructions must be received no later than 11:59 P.M. Eastern Time on November 12, 2026.

We urge each of you to vote, as a means of participating in the governance of the affairs of Home Federal Bancorp.  If your voting instructions are not received, the shares allocated to your ESOP account will generally not be voted.  While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate.  Please take a moment to do so.

Please note that the enclosed material relates only to those shares which have been allocated to you in your account under the ESOP.  If you also own shares of Home Federal Bancorp common stock outside of the ESOP, you should receive other voting material for those shares owned by you individually.  Please return all your voting material so that all your shares may be voted.

Very truly yours,
James R. Barlow Chairman of the Board, President and Chief Executive Officer

HOME FEDERAL BANCORP INC
Of Louisiana

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on November 12, 2026. Have your card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on November 12, 2026. Have your card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Cards must be received by November 12, 2026.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T04155-TBD

KEEP THIS PORTION FOR YOUR RECORDS

THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

HOME FEDERAL BANCORP, INC. OF LOUISIANA

	For All	Withhold All	For All Except
The Board of Directors recommends you vote "FOR" the following NOMINEES for a three-year term expiring in 2029:	☐	☐	☐

To withhold authority to vote for any individual nominee, mark "For All Except" and write the number of the nominee on the line below.

____

1. Election of Directors

Nominees:

01) Mark M. Harrison
02) Timothy W. Wilhite

The Board of Directors recommends you vote "FOR" the following proposal:	For	Against	Abstain
2. To ratify the appointment of Carr, Riggs & Ingram, LLC, as Home Federal Bancorp's independent registered public accounting firm for the fiscal year ending June 30, 2027.	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐
HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household.	☐	☐

Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX] Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, Annual Report and ESOP Participant Letter are available at www.proxyvote.com.

T04156-TBD

HOME FEDERAL BANCORP, INC. OF LOUISIANA
Annual Meeting of Shareholders
November 18, 2026 10:00 AM Central Time

The participant named on the reverse side hereby instructs the Trustees of the Home Federal Bank Employee Stock Ownership Plan (the "ESOP") to vote, as designated on the reverse side, all the shares of common stock of Home Federal Bancorp, Inc. allocated to my ESOP account at the 2026 Annual Meeting of Shareholders, and at any postponement or adjournment thereof.

THE SHARES OF HOME FEDERAL BANCORP'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THE SHARES ALLOCATED TO THE ACCOUNT WILL BE VOTED FOR THE NOMINEES TO THE BOARD OF DIRECTORS, FOR THE RATIFICATION OF HOME FEDERAL BANCORP'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND OTHERWISE AT THE DISCRETION OF THE TRUSTEES. VOTING INSTRUCTIONS MUST BE RECEIVED BY 11:59 P.M. EASTERN TIME ON NOVEMBER 12, 2026. IF NO VOTING INSTRUCTIONS ARE RECEIVED, THE SHARES WILL GENERALLY NOT BE VOTED BY THE TRUSTEES.

Continued and to be marked, dated and signed on reverse side.